                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                     /X/
Filed by a party other than the registrant  /_/

Check the appropriate box:
/X/ Preliminary proxy statement     /_/ Confidential, for Use of the Commission
/_/ Definitive proxy statement          Only, (as permitted by Rule 14a-6(e)(2))
/_/ Definitive additional materials
/_/ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           EBONY & GOLD VENTURES, INC.
                (Name of Registrant as Specified In Its Charter)


                           EBONY & GOLD VENTURES, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/ No fee required.
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:

       (1)    Title of each class of securities to which transaction applies:
              N.A.

       (2)    Aggregate number of securities to which transaction applies: N.A.

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N.A.

       (4)    Proposed maximum aggregate value of transaction:  N.A.

       (5)    Total fee paid:  N.A.

/_/    Fee paid previously with preliminary materials.

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount previously paid:  N.A.

       (2)    Form, Schedule or Registration Statement no.:  N.A.

       (3)    Filing party:  N.A.

       (4)    Date filed:  N.A.

                           Vancouver, British Columbia
                           February 26, 2000


Dear Shareholders:

         You are cordially invited to attend the Ebony & Gold Ventures, Inc. Special Meeting of Shareholders to be held on Tuesday, March 7, 2000 at 10:00 a.m. (Pacific daylight time) at the offices of Preston Gates & Ellis LLP, 701 Fifth Avenue, Suite 5000, Seattle, Washington 98104. Directions to Preston Gates & Ellis LLP are available upon request by calling 206/623-7580.

         The matters to be acted upon are described in the accompanying Notice of Special Meeting and Proxy Statement.

         YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. PLEASE SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE IN ORDER TO ENSURE THAT YOUR VOTE IS COUNTED. IF YOU ATTEND THE MEETING, YOU WILL, OF COURSE, HAVE THE RIGHT TO VOTE YOUR SHARES IN PERSON.


                                                Very truly yours,


                                                /s/ Joel Dumaresq
                                                PRESIDENT

                           EBONY & GOLD VENTURES, INC.
                                   Suite 2000
                            1177 West Hastings Street
                              Vancouver, BC V6E 2K3
                                     Canada

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 7, 2000

                         NOTICE DATE: FEBRUARY 26, 2000

To the Shareholders:

     The Special Meeting of the Shareholders of Ebony & Gold Ventures, Inc., a Nevada corporation, will be held at the offices of Preston Gates & Ellis LLP, 701 Fifth Avenue, Suite 5000, Seattle, Washington 98104, on Tuesday, March 7, 2000, at 10:00 a.m. (Pacific daylight time) for the following purposes:

1. To amend the Company's Articles of Incorporation to change the name of the Company to "booktech.com, inc."

2. To amend the Company's Articles of Incorporation to create a class of preferred stock in such series and with such rights, privileges and preferences as the Board of Directors may determine from time to time.

3. To amend Section 3 of the Company's Bylaws to increase the authorized number of directors on the Company's Board of Directors to seven (7).

4. To approve the adoption, by the Company's Board of Directors, of the Company's 2000 Stock Option Plan.

     Only shareholders of record at the close of business on February 26, 2000 will be entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

     The Company's Proxy Statement is submitted herewith.

                                By Order of the Board of Directors


                                /s/ Joel Dumaresq
                                SECRETARY

Vancouver, British Columbia
February 26, 2000

                             YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE MEETING.

                           EBONY & GOLD VENTURES, INC.
                                   Suite 2000
                            1177 West Hastings Street
                              Vancouver, BC V6E 2K3
                                     Canada


                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 7, 2000

         This Proxy Statement is furnished by the Board of Directors of Ebony & Gold Ventures, Inc., a Nevada corporation (the "Company"), to the holders of Common Stock, $0.001 par value, of the Company (the "Common Stock") in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting of Shareholders of the Company (the "Special Meeting"), to be held at 10:00 a.m. (Pacific daylight time) on Tuesday, March 7, 2000, at the offices of Preston Gates & Ellis LLP, 701 Fifth Avenue, Suite 5000, Seattle, Washington 98104, and at any adjournment thereof. Directions to Preston Gates & Ellis LLP are available upon request by calling 206/623-7580.

         A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the same at any time before it is exercised. A proxy may be revoked, prior to its exercise, by another instrument or transmission revoking the proxy or a properly created proxy bearing a later date is filed with or transmitted to the Secretary of the Company or another person or persons appointed by the Company to count the votes of shareholders and determine the validity of proxies and ballots. Attendance at the Special Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder's directions if the proxy is duly executed and returned prior to the Special Meeting.

         The presence in person or by proxy of holders of record of a majority of the shares entitled to vote at the Special Meeting is required to constitute a quorum for the transaction of business at the Special Meeting. Under Nevada law, if a quorum is present at the Special Meeting, action by a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Under the Bylaws of the Company, a change in the authorized number of directors on the Board of Directors must be adopted by the vote of a majority of the outstanding shares entitled to vote.

         This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about February 26, 2000.

         The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers, and other employees of the Company, without additional remuneration, in person, or by telephone, telegraph or facsimile transmission. Where appropriate, the Company will request brokerage firms, banks, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

         At February 16, 2000, the Company had outstanding 2,100,000 shares of Common Stock, and there were no shares of any other class of stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Only shareholders of record at the close of business on February 26, 2000 (the "Record Date"), will be entitled to notice of, and to vote at, the Special Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table lists, as of February 16, 2000, the security ownership of (i) all persons known by the Company to own beneficially 5% or more of Common Stock; (ii) all executive officers; and (iii) each director of the Company.

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Name and Address of          Amount and Nature of
Title of Class                  Beneficial Owner             Beneficial Owner             Percent of Class
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common Stock                    Denise E. Cordova            500,000 shares               23.81%
                                17817 San Rafael Street
                                Fountain Valley, CA 92908
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common Stock                    Mark Horey                   350,000 shares               16.67%
                                8212 Neptune Beach
                                Las Vegas, NV 89128
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common Stock                    Tricia A. Willis             600,000 shares               28.57%
                                8087 S. Yosemite Street
                                #1602
                                Lone Tree, CO 80124
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common Stock                    Joel Dumaresq,               0 Shares                     0.0%
                                President/Secretary/
                                Director
------------------------------- ---------------------------- ---------------------------- ----------------------------

         The Company is not aware of any material proceedings to which any director, executive officer or affiliate of the Company or any security holder, including any owner of record or beneficially of more than 5% of any class of the Company's voting securities, is a party adverse to the Company or has a material interest adverse to the Company.

         The Company is not aware of any material pending legal proceedings to which any director or officer of the Company is a party or of which any of their property is the subject.


                     AMENDMENT OF ARTICLES OF INCORPORATION
                            TO CHANGE NAME OF COMPANY

         The shareholders are asked to approve an amendment to the Articles of Incorporation to change the name of the Company to "booktech.com, inc."

         VOTE REQUIRED. In order to approve the amendment to the Articles of Incorporation to change the name of the Company to "booktech.com, inc.", the number of votes cast by the shareholders in favor of the action must exceed the number of votes cast in opposition to the action. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

                     AMENDMENT TO ARTICLES OF INCORPORATION
                     TO AUTHORIZE SERIES OF PREFERRED STOCK

         The Board of Directors unanimously approved and recommend that the Company's shareholders consider and approve an amendment to Article IV of the Company's Articles of Incorporation that would authorize a series of preferred stock, $0.00042 par value, with the right conferred upon the Board of Directors to set the dividend, voting, conversion, liquidation and other rights as well as such redemption or sinking fund provisions and the qualifications, limitations and restrictions with respect thereto of such preferred stock as they may determine from time to time (the "New Preferred Stock"). If the shareholders approve this proposal, the number of shares of New Preferred Stock available for issuance would be 5,000,000 shares.

         Under its existing Articles of Incorporation, the Company is not authorized to issue any preferred stock (or any other class of capital stock other than Common Stock). The creation of the New Preferred Stock has been recommended by the Board of Directors to provide the Board of Directors with the necessary flexibility to issue preferred stock in connection with acquisitions, merger transactions or financings without the expense and delay incidental to obtaining shareholder approval of an amendment to the Articles of Incorporation at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange or trading system on which the Company's securities may then be listed.

         The New Preferred Stock may be used for such purposes as raising additional capital or the financing of an acquisition or business combination. Such shares would, however, be available for issuance without further action by the shareholders, unless otherwise required by applicable law. There will be no public trading market for the New Preferred Stock until such time as: (i) a registration statement with respect to such shares filed by the Company with the SEC under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act becomes effective; and (ii) such shares become listed on a national securities exchange or on a National Association of Securities Dealers trading system. The Company does not presently contemplate registering the shares of New Preferred Stock under the Securities Act or the Exchange Act.

         If authorized, the New Preferred Stock may be issued in one or more series, the terms of which may be determined at the time of issuance by the Board of Directors, without further action by the Company's shareholders, and may include voting rights (including the right to vote as a series on particular matters), preferences as to dividends and liquidation, conversion and redemption rights and sinking fund provisions. The issuance of any New Preferred Stock could affect the rights of the holders of Common Stock and therefore reduce the value of the Common Stock and make it less likely that holders of Common Stock would receive a premium upon a sale of their shares of Common Stock. In particular, specific rights granted to future holders of New Preferred Stock could be issued to restrict the Company's ability to merge with or sell its assets to a third party, which could have the effect of delaying or preventing a change of control of the Company and may adversely affect the rights of holders of Common Stock.

         This proposal is not part of any plan by the Company to adopt a series of amendments to its Articles of Incorporation or Bylaws so as to render the takeover of the Company more difficult. Moreover, the Company is not submitting this proposal to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek representation on the Board of Directors.

         The Board of Directors believes that the proposed amendment to Article IV of the Articles of Incorporation will provide several long-term advantages to the Company and its shareholders. The passage of this proposal would enhance the Company's ability to pursue acquisitions or enter into transactions which the Board of Directors believe provide the potential for growth and profit. If the shares of New Preferred Stock are available, transactions dependent upon the issuance of preferred stock will be less likely to be undermined by delays and uncertainties occasioned by the need to obtain Shareholder authorization for one or more series of new preferred stock prior to consummation of such transactions. The ability to issue shares of preferred stock, as the Board of Directors determines from time to time to be in the Company's best interests, will also permit the Company to avoid the extra expenses which would be incurred in holding special shareholders meetings solely to approve the creation of one or more series of preferred stock.

         If this proposal is adopted, the Articles of Incorporation will be amended to delete Article IV in its entirety and replace the same with the following:

                                   ARTICLE IV.

         SECTION 4.01 - NUMBER AND CLASS. The total number of shares of capital stock which the corporation shall have authority to issue is Fifty-Nine Million Five Hundred Twenty-Three Thousand Eight Hundred Ten (59,523,810), shares of the par value of $0.00042 each, divided into
         (a) Fifty-Four Million Five Hundred Twenty-Three Thousand Eight Hundred Ten (54,523,810) shares of common stock (the "Common Stock") and (b) Five Million (5,000,000) shares of preferred stock (the "Preferred Stock"). The Common Stock may be issued from time to time without action by the stockholders. The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. There is hereby expressly vested in the Board of Directors the authority to fix in the resolution or resolutions providing for the issue of each series of Preferred Stock, the voting power and the designations, preferences and relative, participating, optional or other rights of each such series, and the qualifications, limitations or restrictions thereof. Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors, each such series to be distinctly designated.

         VOTE REQUIRED. In order to approve the amendment to the Articles of Incorporation to create a class of preferred stock in such series and with such rights, privileges and preferences as the Board of Directors may determine from time to time, the number of votes cast by the shareholders in favor of the action must exceed the number of votes cast in opposition to the action. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.


                     AMENDMENT OF ARTICLES OF INCORPORATION
                      TO INCREASE AUTHORIZED BOARD MEMBERS

         The Company's Articles of Incorporation provide that the Company shall initially have one (1) director and that the number may be changed by a duly adopted amendment to the Bylaws of the Company. Section 3 of the Company's Bylaws provides that the Company is authorized to have three (3) directors until such number is changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to the Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. The shareholders are asked to approve an amendment to Section 3 of the Bylaws to increase the authorized number of directors on the Company's Board of Directors to seven (7).

         VOTE REQUIRED. The amendment to Section 3 of the Bylaws of the Company to increase the authorized number of the directors on the Company's Board of Directors must be approved by the vote of a majority of the outstanding shares entitled to vote. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.


                          ADOPTION OF STOCK OPTION PLAN

         The shareholders are asked to approve adoption of the Company's 2000 Stock Option Plan (the "2000 Stock Option Plan"), attached hereto as EXHIBIT A. A general description of some of the basic features of the 2000 Stock Option Plan is presented below. The following discussion is a summary only and reference is made to the full text of the 2000 Stock Option Plan. To the extent of any inconsistency between the description below and the 2000 Stock Option Plan, the terms of the 2000 Stock Option Plan will govern.

SUMMARY OF 2000 STOCK OPTION PLAN

         The 2000 Stock Option Plan provides for the grant of incentive stock options to employees and nonqualified stock options to employees, members of the Board of Directors or other governing body, independent consultants or advisors. The Company has reserved 5,000,000 shares of its Common Stock for issuance pursuant to the 2000 Stock Option Plan. The 2000 Stock Option Plan will not extend beyond a date ten years from the date of its adoption by the Board of Directors, provided that any stock options to purchase shares duly granted prior to such date are exercisable pursuant to the terms of such stock options and the terms of the 2000 Stock Option Plan.

         When an option is granted under the 2000 Stock Option Plan, the Board of Directors or a committee thereof, acting as administrator of the 2000 Stock Option Plan, at its discretion, specifies the option price, the expiration dates and other material conditions upon which the options may be exercised, and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of incentive stock options granted under the 2000 Stock Option Plan must be at least 110% of the fair market value of the underlying shares on the date of the grant of the option, if it is granted to a person who owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company ("10% Shareholder"), and at least 100% of the fair market value of such shares on the date of grant of the option, if it is granted to any other eligible person. The option cannot be exercisable more than five years from the date of grant in the case of incentive stock options granted to a 10% Shareholder and ten years from the date of grant in case of any other incentive stock option. Unless otherwise specified in the applicable option agreement, an option will vest over a four-year period according to the following schedule: 25% after one year of continuous employment or service with the Company from the date the option is granted and an additional 25% after each one year period of continuous service or employment completed thereafter.

         An option becomes and remains exercisable to the extent provided in the option agreement evidencing such option and in the 2000 Stock Option Plan. Unless the option agreement provides otherwise, options granted under the 2000 Stock Option Plan which have vested, may be exercised within ninety days of the termination of the optionee's relationship with the Company, unless such relationship ceases for "cause" as defined in any employment or consulting agreement between the Company and optionee or, if there shall be no such employment or consulting agreement, for Cause (as defined in the 2000 Stock Option Plan), Disability (as defined in the 2000 Stock Option Plan) or death, and unless the option terminates or expires sooner. In case of termination for "cause" as defined in any employment or consulting agreement between the Company and optionee or for Cause as defined in the 2000 Stock Option Plan, the option automatically terminates. In case of termination for Disability or death, the option is exercisable for a period of one year following such termination, but not later than the end of the term of the option. In the event of certain Change of Control Events (as defined in the 2000 Stock Option Plan) or dissolution of the Company, vesting of an option may accelerate to allow the optionee to conditionally purchase optioned shares. Vesting will not accelerate with respect to an option, however, if: (1) in the opinion of the Company's outside accountants, it would render unavailable "pooling of interest" accounting for a Change of Control Event that would otherwise qualify for such accounting treatment; (2) the option is either to be assumed by the successor or purchasing corporation or parent thereof or to be replaced with a comparable award, as determined by the Company's Board of Directors, for the purchase of shares of the capital stock of the successor corporation in connection with the Change of Control Event; or (3) the option is to be replaced with a cash incentive program of the successor corporation that preserves the spread existing at the time of the Change of Control Event and provides for subsequent payout in accordance with the same vesting schedule applicable to such option.

         Under present law, an optionee will not realize any taxable income on the date a nonqualified stock option is granted to the optionee pursuant to the 2000 Stock Option Plan. Upon exercise of the nonqualified stock option, however, the optionee will realize, in the year of exercise, ordinary income to the extent of the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will be entitled to a tax deduction in its fiscal year in which nonqualified stock options are exercised, equal to the amount of compensation required to be included as ordinary income by those optionees exercising such options.

         Incentive stock options granted pursuant to the 2000 Stock Option Plan are intended to qualify for favorable tax treatment to the optionee under Code
Section 422. Under Code Section 422, an employee realizes no taxable income when the incentive stock option is granted. If the employee has been an employee of the Company or any subsidiary at all times from the date of grant until three months before the date of exercise, the employee will realize no taxable income when the option is exercised. If the employee does not dispose of shares acquired upon exercise for a period of two years from the granting of the incentive stock option and one year after receipt of the shares, the employee may sell the shares and report any gain as capital gain. The Company will not be entitled to a tax deduction in connection with either the grant or exercise of an incentive stock option. If the employee should dispose of the shares prior to the expiration of the two-year or one-year periods described above, the employee will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of (i) the difference between the fair market value of the Company's Common Stock on the date of exercise and the option price of the shares, or (ii) the difference between the sale price of the shares and the option price of shares. In the event of such an early sale, the Company will be entitled to a tax deduction equal to the amount recognized by the employee as ordinary income. The foregoing discussion ignores the impact of the alternative minimum tax, which may particularly be applicable to the year in which an incentive stock option is exercised.

         VOTE REQUIRED. In order to approve the adoption of the 2000 Stock Option Plan, the number of votes cast by the shareholders in favor of the action must exceed the number of votes cast in opposition to the action. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.



                                         EBONY & GOLD VENTURES, INC.
                                         By Order of the Board of Directors


                                         /s/ Joel Dumaresq
                                         SECRETARY

Vancouver, British Columbia
February 25, 2000

                                    EXHIBIT A

                               BOOKTECH.COM, INC.
                             2000 STOCK OPTION PLAN

                        ADOPTED: __________________, 2000

1.       INTRODUCTIONS AND DEFINITIONS

         1.1      THE PLAN

         This 2000 Stock Option Plan (hereinafter, this "Plan") establishes the right of and procedures for booktech.com, inc. (the "Company") to grant stock options to its employees, consultants and/or directors. This Plan provides for the granting of two types of options, namely (1) Incentive Stock Options, as defined and governed by Section 422 of the Internal Revenue Code of 1986, as amended, and (2) Nonqualified Stock Options. This Plan sets forth provisions applicable to both types of options, to Incentive Stock Options only and to Nonqualified Stock Options only.

         1.2      DEFINITIONS

         Capitalized terms used in this Plan shall have the following meanings:

         "ACT" means the Securities Act of 1933, as from time to time amended, or any replacement act or legislation.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, any act of disloyalty to the Company or any current or future subsidiary of the Company, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Board, whose determination shall be conclusive and binding.

         "CHANGE OF CONTROL EVENT" means a merger, consolidation, or sale of assets, as the case may be and as described in Subsections (1) and (2) of
Section 2.5(a).

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMITTEE" means a committee appointed by the Board, pursuant to
Section 2.3 hereof, to administer the provisions of this Plan and in the absence of any such committee, references to the Committee shall mean the Board.

         "COMPANY" means booktech.com, inc.

         "CONSULTANT" means any person engaged by the Company or any current or future subsidiary of the Company to perform services as a non-employee service provider, advisor or consultant pursuant to the terms of a written plan or contract. "Consultants" is the plural of Consultant.

         "DIRECTOR" means a member of the Board. "Directors" is the plural of Director.

         "EMPLOYEE" means, for purposes of this Plan, persons continuously employed by the Company or by any current or future subsidiary of the Company on a regular basis, whether full-time or part-time, at any time during the duration hereof. "Employees" is the plural of Employee.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as from time to time amended, or any replacement act or legislation.

         "FAIR MARKET VALUE" of the Company's common stock shall be determined by the Board or (a) if the common stock is listed on the Nasdaq National Market, the average of the high and low per share sales prices for the common stock as reported by the Nasdaq National Market for a single trading day or (b) if the common stock is listed on the New York Stock Exchange or the American Stock Exchange, the average of the high and low per share sales prices for the common stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the common stock for the date in question pursuant to items (a) or (b), then such price on the last preceding date for which such price exists shall be determinative of the Fair Market Value.

         "INCENTIVE STOCK OPTION" means an option issued by the Company to purchase shares of stock of the Company that meets the definition of "incentive stock option" contained in Section 422 of the Internal Revenue Code of 1986, as amended, and that is issued by the Company to be an Incentive Stock Option. "Incentive Stock Options" is the plural of Incentive Stock Option.

         "NONQUALIFIED STOCK OPTION" means an option issued by the Company to purchase shares of stock of the Company that is not an Incentive Stock Option. "Nonqualified Stock Options" is the plural of Nonqualified Stock Option.

         "OPTION GAIN" means the gain represented by the Fair Market Value on the date of exercise over the exercise price, multiplied by the number of Shares purchased by Optionee, without regard to any subsequent decrease or increase in Fair Market Value.

         "OPTIONED SHARES" means Shares subject to a Stock Option.

         "OPTIONEE" means the recipient of a Stock Option pursuant to a Stock Option Agreement. "Optionees" is the plural of Optionee.

         "PLAN" means this booktech.com, inc. 2000 Stock Option Plan, which also may be referred to as the "booktech.com, inc. Stock Option Plan."

         "PLAN GUIDELINES" shall mean the guidelines, rules, policies, regulations, forms of notice and forms of agreements and instruments, if any, adopted and amended by the Board from time to time with respect to this Plan pursuant to Section 2.3.

         "SHARES" shall mean the Shares of the Company reserved for issuance under this Plan as further defined in Section 2.2.

         "STOCK OPTION" means an agreement entered into by the Company granting the recipient the right to purchase shares of stock of the Company, at certain times and under certain conditions, subject to certain obligations and responsibilities as defined in this Plan and in the written Stock Option Agreement, whether an Incentive Stock Option or a Nonqualified Stock Option. "Stock Options" is the plural of Stock Option.

         "STOCK OPTION AGREEMENT" means the written contract by which a Stock Option is granted by the Company to an Optionee. "Stock Option Agreements" is the plural of Stock Option Agreement.

         "SUCCESSOR CORPORATION" has the meaning set forth under Section 2.5(b).

         2. GENERAL PROVISIONS APPLICABLE TO BOTH NONQUALIFIED STOCK OPTIONS AND INCENTIVE STOCK OPTIONS GRANTED BY THE COMPANY.

                  2.1      OBJECTIVES OF THIS PLAN

         The purpose of this Plan is to encourage ownership of common stock of the Company by Employees and to provide a means of granting Stock Options to Consultants and Directors. This Plan is intended to provide an incentive to Employees for maximum effort in the successful operation of the Company and is expected to benefit the shareholders by enabling the Company to attract and retain personnel of the best available talent through the opportunity to share in the increased value of the Company's shares to which such personnel have contributed. The benefits of this Plan are not a substitute for compensation otherwise payable to Employees pursuant to the terms of their employment.

                  2.2      STOCK RESERVED FOR THIS PLAN

         Subject to the provisions of Section 2.10, the number of shares reserved for issuance upon the exercise of Stock Options granted under this Plan shall be 5,000,000 shares of the $0.00042 par value common stock of the Company (the "Shares"), which Shares shall be reserved from the Company's authorized and unissued shares. Shares subject to any Stock Option under this Plan which are not exercised in full or Shares as to which the right to purchase is forfeited through default or otherwise, shall remain available for other Stock Options under this Plan. The aggregate number of Shares subject to Stock Options under this Plan or reserved for issuance by the Board shall not exceed the number approved by the shareholders at the time of adoption hereof unless such increase is approved by the Company's shareholders. Such approval shall be by the affirmative vote of shareholders holding a majority of the issued and outstanding shares of common stock of the Company entitled to vote at a meeting called to approve said increase.

                  2.3      ADMINISTRATION OF THIS PLAN

         (a) This Plan shall be administered by the Board, provided that at all times during which the Company is subject to the periodic reporting requirements of the Exchange Act each member of the Board who participates in administration must be a "Non-Employee Director" as that term is defined in Rule 16b-3 of the Exchange Act.

         (b) The Board may appoint a Board committee (the "Committee") to administer this Plan in the name of the Board. The Board or the Committee so appointed shall have full power and authority to administer and interpret this Plan and to adopt, from time to time, such guidelines, rules, policies, regulations, forms of notice and forms of agreements and instruments for the administration of this Plan (collectively, "Plan Guidelines") as the Board or such Committee, as the case may be, deems necessary or advisable. Such powers include, but are not limited to (subject to the specific limitations described herein), authority to determine the Employees, Consultants and Directors to be granted Stock Options under this Plan, to determine the size, type and applicable terms and conditions of grants to be made to such Employees, Consultants and Directors, to determine a time when Stock Options will be granted and to authorize grants to eligible Employees, Consultants and Directors.

         (c) The Board's interpretations of this Plan and all Stock Option Agreements, including the definitions of terms used herein and in Stock Option Agreements, and all actions taken and determinations made by the Board concerning any matter arising under or with respect to this Plan or any Stock Options granted pursuant to this Plan, shall be final, binding and conclusive on all interested parties, including the Company, its shareholders and all former, present and future Employees, Consultants and Directors of the Company. So long as the Company is not subject to the reporting requirements of the Exchange Act, the Board may delegate some or all of its power and authority hereunder to the duly elected officers of the Company, such delegation to be subject to such terms and conditions as the Board in its discretion shall determine. Such delegation of authority may be contained in the Plan Guidelines. The Board may, as to questions of accounting, rely conclusively upon any determinations made by independent public accountants of the Company.

                  2.4 ELIGIBILITY; FACTS TO BE CONSIDERED IN GRANTING STOCK OPTIONS

         The Board shall have the authority to determine the persons eligible to receive a Stock Option, the time or times at which the Optioned Shares may be purchased and whether all of the Stock Options may be exercised at one time or in increments.

                  2.5 RIGHTS OF OPTIONEE IN EVENT OF MERGER, CONSOLIDATION, SALE OF ASSETS OR DISSOLUTION

         (a) Except as provided in Section 2.5(b) hereof, and notwithstanding anything in this Plan to the contrary, the Optionee may conditionally purchase the full amount of Optioned Shares for which Stock Options have been granted to the Optionee and for which the Stock Options have not been exercised under the following conditions:

                  (1) The Optionee may conditionally purchase any or all Optioned Shares during the period commencing ten (10) days and ending five (5) days prior to the scheduled effective date of a merger or consolidation (as such effective date may be delayed from time to time) wherein the Company is not to be the surviving corporation and the shareholders of the corporation immediately prior to the merger or consolidation are not to own a majority of the capital stock of the surviving corporation immediately after the merger or consolidation, provided such merger or consolidation is not between or among the Company and other corporations related to or affiliated with the Company;

                  (2) The Optionee may conditionally purchase any or all Optioned Shares during the period commencing ten (10) days and ending five (5) days prior to the scheduled closing date of a sale of all or substantially all of the assets of the Company (as such closing date may be delayed from time to time); and

                  (3) The Optionee may conditionally purchase any or all Optioned Shares during the period commencing the date the shareholders of the Company approve the dissolution of the Company and ending five (5) days prior to the date of filing its Articles of Dissolution.

If the merger, consolidation, sale of assets (collectively, a "Change of Control Event"), or dissolution, as the case may be and as described in Subsections (1) through (3) of this Section 2.5(a), once commenced, is canceled or revoked, the conditional purchase of Shares for which the option to purchase would not have otherwise been exercisable at the time of said cancellation or revocation, but for the operation of this Section 2.5, shall be rescinded. With respect to all other Shares conditionally purchased, the Optionee may rescind such purchase at Optionee's discretion. If the Change of Control Event does occur or Articles of Dissolution are filed, as the case may be and as described in Subsections (1) through (3) of this Section 2.5(a), and the Optionee has not conditionally purchased all Optioned Shares, all unexercised Stock Options that have not been assumed pursuant to Section 2.5(b) shall terminate on the effective, closing, or filing date, as the case may be.

         (b) The Optionee shall have no right to purchase shares conditionally in the event of a Change of Control Event if:

                  (1) in the opinion of the Company's outside accountants, it would render unavailable "pooling of interest" accounting for a Change of Control Event that would otherwise qualify for such accounting treatment; or

                  (2) such Stock Option is, in connection with the Change of Control Event, either to be assumed by the successor or purchasing corporation or parent thereof (the "Successor Corporation") or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation; or

                  (3) such Stock Option is to be replaced with a cash incentive program of the Successor Corporation that preserves the spread existing at the time of the Change of Control Event and provides for subsequent payout in accordance with the same vesting schedule applicable to such Stock Option.

The determination of Stock Option comparability shall be made by the Board, and its determination shall be conclusive and binding.

         (c) If the Company shall be the surviving corporation in any merger or consolidation or is a party to a merger or consolidation which does not otherwise qualify as a Change of Control Event, any Stock Option granted hereunder shall pertain and apply to the securities to which a holder of the number of Shares of common stock subject to the Stock Option would have been entitled.

         (d) The grant of Options will in no way affect the Company's right to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         (e) Nothing herein shall allow the Optionee to purchase Optioned Shares, the options for which have expired.

                  2.6 STOCK OPTION AGREEMENTS; TERMS AND EXPIRATION OF STOCK OPTIONS

         Each Stock Option granted under this Plan shall be pursuant to a written Stock Option Agreement in a form substantially similar to the form attached as ANNEX A, which shall designate whether the Stock Option is an Incentive Stock Option or Nonqualified Stock Option, shall be subject to such amendment or modification from time to time as the Board shall deem necessary or appropriate to comply with or take advantage of applicable laws or regulations and shall contain or be subject to provisions as to the following effect, together with such other provisions as the Board shall from time to time approve:

         (a) that, subject to the provisions of Section 2.6(b) below, the Stock Option, as to the whole or any part thereof, may be exercised only by the Optionee or Optionee's personal representative;

         (b) except as may be otherwise permitted pursuant to Section 2.13(c) or
Section 3.3, that neither the whole nor any part of the Stock Option shall be transferable by the Optionee or by operation of law other than by will of, or by the laws of descent and distribution applicable to, a deceased Optionee and that the Stock Option and any and all rights granted to the Optionee thereunder and not theretofore effectively and completely exercised shall automatically terminate and expire upon any sale, transfer, or hypothecation or any attempted sale, transfer, or hypothecation of such rights or upon the bankruptcy or insolvency of the Optionee or Optionee's estate;

         (c) that subject to the foregoing provisions, a Stock Option may be exercised at different times for portions of the total number of Shares for which the right to purchase shall have vested provided that such portions are in multiples of ten (10) shares if the Optionee holds vested Stock Options for ninety-nine (99) or fewer Shares and otherwise in multiples of one hundred (100) Shares;

         (d) that no Optionee shall have the right to receive any dividend on or to vote or exercise any right in respect to any Shares unless and until the certificates for such Shares have been issued to such Optionee;

         (e) that the Stock Option shall expire with respect to vested Shares at the earliest of the following:

                  (1) The date specified in the Stock Option Agreement;

                  (2) With respect to any Employee, ninety (90) days after voluntary or involuntary termination of Optionee's employment for any reason other than termination as described in Paragraphs (5) or (6) below;

                  (3) With respect to any Consultant, ninety (90) days after the earlier of (i) the date either the Company or Optionee notifies the other that the Company or the Optionee, as the case may be, is terminating the consultant relationship or (ii) the end of a period of one hundred twenty (120) days during which the Consultant has not performed any service for the Company, unless in either case, such termination is pursuant to events described in Paragraphs (5) or (6) below;

                  (4) With respect to a Director, ninety (90) days after resignation or removal from the Board of the Company or other cessation of service as a director other than cessation of service as described in Paragraphs
(5) or (6) below;

                  (5) Immediately upon the discharge of Optionee (removal from the Board, in the case of a Director) for "cause" as defined in any employment or consulting agreement between the Company and Optionee or, if there shall be no such employment or consulting agreement, for Cause as defined herein;

                  (6) Twelve (12) months after Optionee's death or disability;
or

                  (7) In the event of a Change of Control Event, or the filing of Articles of Dissolution, as the case may be and as described in Subsections
(1) through (3) of Section 2.5(a), on the date specified in Section 2.5(a). However, if the Change of Control Event does not occur or if Articles of Dissolution are not filed, as the case may be and as described in Subsections
(1) through (3) of Section 2.5(a), all Stock Options which are terminated pursuant to this Subsection (e)(7) shall be reinstated as if no action with respect to any of said events had been contemplated or taken by any party thereto and all Optionees shall be returned to their respective positions on the date of termination;

         (f) that, to the extent a Stock Option Agreement provides for the vesting of the right to purchase in increments, such vesting shall cease as of the date of the Optionee's death, disability, or, in the case of any Employee, voluntary or involuntary termination of Optionee's employment with the Company for any reason or, in the case of any Consultant, (i) the date either the Company or Optionee notifies the other that the Company or the Optionee, as the case may be, is terminating the consultant relationship or (ii) the end of a period of one hundred twenty (120) days during which the Consultant has not performed any service for the Company or, in the case of a Director, upon his resignation or removal from the Board of the Company or other cessation of his services as a director;

         (g) that the time at which or the installments in which the Stock Option shall become exercisable, is as set forth in the Stock Option Agreement; provided that if not so set forth in the Stock Option Agreement, the Stock Option will become exercisable according to the following schedule, which may be waived or modified by the Board at any time:


  Period of Optionee's Continuous Employment or Service
With the Company or Its Subsidiaries From the Date Option        Percent of Total Option
                        Is Granted                                 That Is Exercisable
---------------------------------------------------------    -------------------------------
                       After 1 year                                        25%
                      After 2 years                                        50%
                      After 3 years                                        75%
                      After 4 years                                       100%

         (h) that the terms of the Stock Option Agreement shall be a contract between the Company and the Optionee and the specific terms of any Stock Option Agreement shall govern over the more general terms hereof; and

         (i) with respect to Employees, subject to the Plan Guidelines, the Stock Option Agreement shall not be affected by any changes of duties or position so long as the Optionee shall continue to be an Employee, subject to the terms hereof.

                  2.7      RULE 16b-3 COMPLIANCE

         (a) Unless an Optionee could otherwise exercise a Stock Option or dispose of Shares delivered upon exercise of a Stock Option granted under the Plan without incurring liability under Section 16(b) of the Exchange Act, at least six months shall elapse from the date of acquisition of the Stock Option to the date of disposition of its underlying Shares.

         (b) It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 15a-1(c)(3) under the Exchange Act in connection with any grant of Stock Options to or other transaction by an Optionee who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Optionee). Accordingly, if any provision of this Plan or any Stock Option Agreement relating to a Stock Option does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Optionee shall avoid liability under
Section 16(b).


                  2.8      NOTICE OF INTENT TO EXERCISE STOCK OPTION

         The Optionee (or other person or persons, if any, entitled hereunder) desiring to exercise a Stock Option as to all or part of the Shares covered thereby shall in writing notify the Company at its principal office, specifying the number of Optioned Shares to be purchased and, if required by the Company, representing in form satisfactory to the Company that the Shares are being purchased for investment and not with a view to resale or distribution. The Company from time to time may issue or specify to Optionees a written form for use in connection with any such exercise. With respect to any Shares conditionally purchased pursuant to Section 2.5(a) above and for which such purchase has not been voluntarily or otherwise rescinded pursuant to Section 2.5(a), the Optionee shall be deemed to have given to the Company the notice of exercise required by this Section 2.8 as of ten
(10) days prior to the closing or effective date of the Change of Control Event or the filing of Articles of Dissolution, as the case may be and as described in Subsections (1) through (3) of Section 2.5(a).

                  2.9      METHOD OF EXERCISE OF STOCK OPTION

         Within ten (10) days after receipt by the Company of the notice provided in Section 2.8, but not later than the expiration date specified in
Section 2.5(e), the Stock Option shall be exercised as to the number of Shares specified in the notice by payment by the Optionee to the Company of the amount specified below in Section 3.2 and Section 4.5, as applicable. Payment of such purchase price shall be made in cash, or in accordance with procedures for a "cashless exercise" as the same may have been established from time to time by the Company and the brokerage firm, if any, designated by the Company to facilitate exercises of Stock Options and sales of Shares under this Plan. The Company has no obligation and has made no commitments to establish a procedure for "cashless exercise". Payment in shares of the Company's common stock shall be deemed to be the equivalent of payment in cash at the Fair Market Value of those shares. For purposes of the preceding sentence, "Fair Market Value" shall be determined by the Board in the same manner as utilized in determining the Fair Market Value at the time other Stock Options are granted.

                  2.10     RECAPITALIZATION

         The aggregate number of Shares for which Stock Options may be granted hereunder, the number of Shares covered by each outstanding Stock Option and the price per Share thereof in each such Stock Option Agreement shall be proportionately adjusted for an increase or decrease in the number of outstanding shares of common stock of the Company resulting from a stock split or reverse split of shares or any other capital adjustment or the payment of a stock dividend or other increase or decrease in such shares effected without receipt of consideration by the Company excluding any decrease resulting from a redemption of shares by the Company. If the adjustment would result in a fractional Share the Optionee shall be entitled to one (1) additional Share, provided that the total number of Shares to be granted under this Plan shall not be increased above the equivalent number of Shares initially allocated or later increased by approved amendment to this Plan. Any adjustment shall be made by the Board whose determination shall be final, binding and conclusive.

                  2.11     SUBSTITUTIONS AND ASSUMPTIONS

         The Board shall have the right to substitute, replace, or assume options in connection with mergers, reorganizations, separations, or other "corporate transactions" as that term is defined in and said substitutions and assumptions are permitted by Section 425 of the Code and the regulations promulgated thereunder. The number of Shares reserved pursuant to Section 2.2 may be increased by the corresponding number of options assumed and, in the case of a substitution, by the net increase in the number of Shares subject to options before and after the substitution.

                  2.12     TERMINAL DATE OF PLAN

         This Plan shall not extend beyond a date ten (10) years from the date of adoption hereof by the Board, provided that any Stock Option to purchase shares duly granted hereunder prior to such date shall be exercisable pursuant to its terms and the terms hereof until expiration or earlier termination of such Stock Option.


                  2.13     GRANTING OF STOCK OPTIONS

         (a) The granting of any Stock Option pursuant to this Plan shall be entirely in the discretion of the Board and nothing herein contained shall be construed to give any person any right to participate under this Plan or to receive any Stock Option under it.

         (b) The granting of a Stock Option pursuant to this Plan shall not constitute any agreement or an understanding, express or implied on the part of the Company or a current or future subsidiary to employ or retain the Optionee for any specified period.

         (c) The Board shall have the authority to grant both transferable Stock Options and nontransferable Stock Options and to amend outstanding nontransferable Stock Options to provide for transferability. Each nontransferable Stock Option intended to qualify under Rule 16b-3 or otherwise shall provide by its terms that it is not transferable otherwise than by will or the laws of descent and distribution or, except in the case of Incentive Stock Options, pursuant to a "qualified domestic relations order" as defined by the Code and is exercisable, during the Optionee's lifetime, only by the Optionee. Each transferable Stock Option may provide for such limitations on transferability and exercisability as the Board may designate at the time the Stock Option is granted or is otherwise amended to provide for transferability.

                  2.14     WITHDRAWAL

         An Optionee may at any time elect in writing to abandon a Stock Option with respect to the number of Shares as to which the Stock Option shall not have been exercised.

                  2.15     GOVERNMENT REGULATIONS

         This Plan and the granting and exercise of any Stock Option hereunder and the obligations of the Company to sell and deliver Shares under any such Stock Option shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies as may be required.

                  2.16     PROCEEDS FROM SALE OF STOCK

         Proceeds of the purchase of Optioned Shares by an Optionee shall be used for the general business purposes of the Company.

                  2.17     SHAREHOLDER APPROVAL

         This Plan shall be submitted to the shareholders for their approval within twelve (12) months from the date hereof. The Company may grant Stock Options prior to such approval which shall be conditioned upon subsequent shareholder approval.

                  2.18     COMPLIANCE WITH SECURITIES LAWS

         The Board shall have the right to:

         (a) require an Optionee to execute, as a condition of exercise of a Stock Option, a letter evidencing Optionee's intent to acquire the Shares for investment and not with a view to the resale or distribution thereof;

         (b) place appropriate legends upon the certificate or certificates for the Shares; and

         (c) take such other acts as it deems necessary in order to cause the issuance of Optioned Shares to comply with applicable provisions of state and federal securities laws.

         In furtherance of the foregoing and not by way of limitation thereof, no Stock Option shall be exercisable unless such Stock Option and the Shares to be issued pursuant thereto shall be registered under appropriate federal and state securities laws, or shall be exempt therefrom, in the opinion of the Board upon advice of counsel to the Company. Each Stock Option Agreement shall contain adequate provisions to assure that there will be no violation of such laws. This provision shall in no way obligate the Company to undertake registration of Stock Options or Shares hereunder. Issue, transfer or delivery of certificates for Shares pursuant to the exercise of Stock Options may be delayed, at the discretion of the Board until the Board is satisfied that the applicable requirements of the federal and state securities laws have been met.

         The dollar value and number of Stock Options granted under this Plan are limited pursuant to Rule 701 promulgated by the Securities and Exchange Commission, which provides an exemption from the registration requirements under the Act. Any guidelines adopted pursuant to this Plan shall contain the current limitations specified in said Rule 701 until the Company is registered under the Act.

                  2.19     GOLDEN PARACHUTE TAXES

         In the event that any amounts paid or deemed paid to an employee under this Plan are deemed to constitute "excess parachute payments" as defined in
Section 280G of the Code (taking into account any other payments made under this Plan and any other compensation paid or deemed paid to an employee), or if any employee is deemed to receive an "excess parachute payment" by reason of his or her vesting of Options pursuant to Section 2.5 herein, the amount of such payments or deemed payments shall be reduced (or, alternatively the provisions of Section 2.5 shall not act to vest options to such employee), so that no such payments or deemed payments shall constitute excess parachute payments. The determination of whether a payment or deemed payment constitutes an excess parachute payment shall be in the sole discretion of the Plan Administrator.

         3.       PROVISIONS APPLICABLE SOLELY TO NONQUALIFIED STOCK OPTIONS

         In addition to the provisions of Section 2 above, the following paragraphs shall apply to any Stock Options granted under this Plan which are not Incentive Stock Options.

                  3.1      OPTION PRICE

         The option, or purchase, price of each Share optioned as a Nonqualified Stock Option under this Plan shall be determined by the Board and set forth in the Stock Option Agreement.

                  3.2      METHOD OF EXERCISE OF STOCK OPTION

         The amount to be paid by the Optionee upon exercise of a Nonqualified Stock Option shall be the exercise price provided for in the Stock Option Agreement, together with the amount of federal, state and local income and FICA taxes required to be withheld by the Company. If the Company has established procedures for a "cashless exercise" pursuant to Section 2.9, an Optionee may elect to pay Optionee's federal, state, or local income and FICA withholding tax by having the Company withhold shares of Company common stock having a value equal to the amount required to be withheld. The value of the shares to be withheld is deemed to equal the Fair Market Value of the shares on the day the option is exercised. An election by an Optionee to have shares withheld for this purpose will be subject to the following restrictions:

         (a) If an Optionee has received multiple Stock Option grants, a separate election must be made for each grant;

         (b) The election must be made prior to the day the Stock Option is exercised;

         (c) The election will be irrevocable;

         (d) The election will be subject to the disapproval of the Board;

         (e) If the Optionee is an "officer" of the Company within the meaning of Section 16 of the Exchange Act ("Section 16") as defined in Rule 16a-1 promulgated by the Securities and Exchange Commission, the election may not be made within six (6) months following the grant of the Stock Option; and

         (f) If the Optionee is an "officer" of the Company within the meaning of Section 16 as so defined, the election must be made either six (6) months prior to the day the Stock Option is exercised or during the period beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings and ending on the twelfth
(12th) business day following such date.

         3.3      ASSIGNMENT

         The Company may allow limited assignment rights for the gifting by Optionee of rights hereunder to vested Nonqualified Stock Options, on terms to be determined by the Board from time to time.

         4.       PROVISIONS APPLICABLE SOLELY TO INCENTIVE STOCK OPTIONS

         In addition to the provisions of Section 2 above, the following paragraphs shall apply to any Stock Options granted under this Plan which are Incentive Stock Options.

                  4.1      CONFORMANCE WITH INTERNAL REVENUE CODE

         Stock Options granted under this Plan which are "Incentive Stock Options" shall conform to, be governed by and be interpreted in accordance with
Section 422 of the Code and any regulations promulgated thereunder and amendments to the Code and Regulations. Only Employees may be granted Incentive Stock Options hereunder--Consultants and non-employee Directors may NOT receive Incentive Stock Options hereunder.

                  4.2      OPTION PRICE

         The option, or purchase, price of each Share optioned as an Incentive Stock Option under this Plan shall be determined by the Board at the time of the action for the granting of the Stock Option and set forth in the Stock Option Agreement, but shall not, in any event, be less than the Fair Market Value of the Company's common stock on the date of grant.

                  4.3      LIMITATION ON AMOUNT OF INCENTIVE STOCK OPTION

         The aggregate Fair Market Value of the Optioned Shares, as determined on the date of grant, vesting in any one calendar year with respect to which an Employee has the right to purchase (under this Plan or any other plan of the Company which authorizes Incentive Stock Options) shall not exceed $100,000; and to the extent any Stock Option purporting to be an Incentive Stock Option grants an Employee the right to purchase Optioned Shares with an aggregate Fair Market Value vesting in any one calendar year in excess of $100,000, as so determined (under this Plan or any other plan of the Company which authorizes Incentive Stock Options), shall be deemed a Nonqualified Stock Option for such excess amount.

                  4.4      LIMITATION ON GRANTS TO SUBSTANTIAL SHAREHOLDERS

         It is the Company's intent that it will not grant Incentive Stock Options to any Employee who, immediately prior to the grant of a Stock Option hereunder, owns stock in the Company representing more than ten percent (10%) of the voting power of all classes of stock of the Company, unless the per share option price specified by the Board for the Incentive Stock Options granted such an Employee is at least one hundred ten percent (110%) of the Fair Market Value of the Company's stock on the date of grant and such Stock Option, by its terms, is not exercisable after the expiration of five (5) years from the date such Stock Option is granted. Any Stock Option that by its terms purports to be an Incentive Stock Option that is issued to an Employee who owns stock in the Company representing more than ten percent (10%) of the voting power of all classes of stock of the Company that does not have an exercise price of at least one hundred ten percent (110%) of the Fair Market Value of the Company's stock on the date of grant or that is, by its terms, exercisable after the expiration of five (5) years from the date such Stock Option is granted, shall be deemed a Nonqualified Stock Option.

                  4.5      METHOD OF EXERCISE OF STOCK OPTION

         The amount to be paid by the Optionee upon exercise of an Incentive Stock Option shall be the purchase price per share provided for in the Stock Option Agreement.

         5.       TERMINATION AND AMENDMENT

         This Plan, the Plan Guidelines and all rules and regulations adopted in respect hereof may be terminated, suspended, or amended at any time by a majority vote of the Board, provided that no such action shall adversely affect any material rights of Optionees granted under this Plan prior to such action without the consent of such Optionees and provided further that to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, shareholder approval will be required for any amendment that will
(a) increase the total number of shares as to which Options may be granted under the Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require shareholder approval under any applicable law or regulation. The Board may amend the terms and conditions of outstanding Stock Options, provided, however, that (i) no such amendment would be materially adverse to the holders of such Stock Options without their consent, (ii) no such amendment shall extend the period for exercise of a Stock Option, and (iii) the amended terms of a Stock Option would be permitted under this Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Optionee, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

         6.       FOREIGN EMPLOYEES

         Without amending this Plan, the Board may grant Stock Options to eligible Employees who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Board be necessary or desirable to foster and promote achievement of the purposes of this Plan, and, in furtherance of such purposes the Board may make such modifications, amendments, procedures, subplans, and the like as may be necessary or advisable to comply with the provisions of the laws in other countries in which the Company operates or has Employees.

         7.       REGISTRATION, LISTING AND QUALIFICATION OF SHARES

         Each Stock Option shall be subject to the requirement that if at any time the Board shall determine that the registration, listing, or qualification of the Shares covered thereby upon any securities exchange or under any foreign, federal, state, or local law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Stock Option or the purchase of shares thereunder, no such Stock Option may be exercised unless and until such registration, listing, qualification, consent, or approval shall have been effected or obtained free of any condition not acceptable to the Board. Any person exercising a Stock Option shall make such representations and agreements and furnish such information as the Board may request to assure compliance with the foregoing or any other applicable legal requirements.

         8.       NO RIGHTS TO STOCK OPTIONS OR EMPLOYMENT; NO RESTRICTIONS

         No Employee or other person shall have any claim or right to be granted a Stock Option under this Plan. Having received a Stock Option under this Plan shall not give an Employee or other person any right to receive any other grant or Stock Option under this Plan. An Optionee shall have no rights to or interest in any Stock Option except as set forth herein. Neither this Plan nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or any Consultant or Director any right to be retained or engaged by the Company, or otherwise in any way affect any right and power of the Company to terminate the employment or engagement of any Employee, Consultant or Director at any time with or without assigning a reason therefor. Nothing in this Plan shall restrict the Company's rights to adopt other option plans pertaining to any or all of the Employees, Consultants or Directors covered under this Plan or other Employees, Consultants or Directors not covered under this Plan.

         Each Stock Option granted hereunder may be affected, with regard to both vesting schedule and termination, by leaves of absence, a reduction in the number of hours worked, partial disability and other changes in Optionee's Employee, Consultant or Director status, as the case may be. The Company's policies in such matters shall be contained in the Plan Guidelines adopted by the Board. The Plan Guidelines and the guidelines, rules, policies and regulations contained therein may be amended at any time and from time to time by the Board or the Committee, in its sole discretion and with or without notice. Optionee's rights hereunder or under any Stock Option granted hereunder at any time shall be governed by the Plan Guidelines in effect at the time of any change in Optionee's employment status as contemplated above.

         9.       COSTS AND EXPENSES

         Except as provided herein with respect to the payment of taxes, all costs and expenses of administering this Plan shall be borne by the Company and shall not be charged to any grant or any Optionee receiving a grant.

         10.      PLAN UNFUNDED

         This Plan shall be unfunded. Except for the Board's reservation of a sufficient number of authorized shares to the extent required by law to meet the requirements of this Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any grant under this Plan.

         11.      GOVERNING LAW

         This Plan shall be governed by and construed in accordance with the laws of the State of Washington (without regard to the legislative or judicial conflict of laws rules of any state), except to the extent superseded by federal law.

         12.      SEVERABILITY

         In the event any provision of this Plan or any Stock Option Agreement is found to be invalid or unenforceable, such provision shall be deemed reformed to the extent necessary to render it valid and enforceable. The invalidity or unenforceability of any provision in this Plan or any Stock Option Agreement shall not in any way affect the validity or enforceability of any other provision of this Plan or the Stock Option Agreement, as the case may be and this Plan and the Stock Option Agreement shall be construed in all respects as if such invalid or unenforceable provision had never been included.

                                     ANNEX A
                                                         Stock Option No. ______

                         BOOKTECH, INC. (THE "COMPANY")
                  STOCK OPTION AGREEMENT FOR PURCHASE OF STOCK

         We are pleased to inform you that the Company has granted to you, as the individual named below (the "Optionee"), this Stock Option. This Stock Option Agreement is a contract between you and the Company. It grants to you certain defined rights, at certain times and under certain conditions, to purchase shares of the Company's common stock, and in exchange you accept certain obligations and responsibilities, as described below and in the Company's 2000 Stock Option Plan (the "Plan") and the attached Terms and Conditions.

         FOR VALUABLE CONSIDERATION, the Company does hereby grant to the Optionee, as of the Date of Option Grant specified below, the right and option to purchase the number of shares of common stock of the Company specified below (the "Option Shares") for the Exercise Price Per Share specified below, and the right to purchase the Option Shares under this Stock Option Agreement shall accrue and vest according to the Vesting Schedule specified below:

              ---------------------------- -------------------------------------
              NAME OF OPTIONEE:
              ---------------------------- -------------------------------------
              ---------------------------- -------------------------------------
              TYPE OF OPTION:
              ---------------------------- -------------------------------------
              ---------------------------- -------------------------------------
              NUMBER OF OPTION SHARES:
              ---------------------------- -------------------------------------
              ---------------------------- -------------------------------------
              EXERCISE PRICE PER SHARE:
              ---------------------------- -------------------------------------
              ---------------------------- -------------------------------------
              DATE OF OPTION GRANT:
              ---------------------------- -------------------------------------
              ---------------------------- -------------------------------------
              TERM OF OPTION:              __  YEARS FROM DATE OF OPTION GRANT
              ---------------------------- -------------------------------------
              ---------------------------- -------------------------------------
              VESTING SCHEDULE:
              ---------------------------- -------------------------------------

                  EXECUTED as of the Date of Option Grant.

                                    booktech, inc.

                                    By
                                       -----------------------------------
                                    Its
                                        ----------------------------------

                  BY SIGNING BELOW AND ENTERING INTO THIS STOCK OPTION AGREEMENT, OPTIONEE AGREES TO THE TERMS HEREOF AND ALL OBLIGATIONS AND RESPONSIBILITIES AS DESCRIBED IN THE PLAN AND THE ATTACHED TERMS AND CONDITIONS.

                                            OPTIONEE

                                            -----------------------, as Optionee

                 TERMS AND CONDITIONS OF STOCK OPTION AGREEMENT

              STOCK OPTIONS ARE SUBJECT TO THE TERMS HEREOF AND OF
                 THE COMPANY'S 2000 STOCK OPTION PLAN ("PLAN").
           CAPITALIZED TERMS USED IN THIS STOCK OPTION AGREEMENT (THIS
            "AGREEMENT"), IF NOT OTHERWISE DEFINED, HAVE THE MEANINGS
                             GIVEN THEM IN THE PLAN.

         1. a. Any Option Shares which become purchasable ("vest") but are not purchased on a vesting date or anniversary date, as the case may be, may be purchased on any subsequent date, provided all options for the purchase of Option Shares must be exercised within the time periods specified in Section 2 below.

                  b. Optionees shall have conditional purchase rights in the event of any Change of Control Event or liquidation as described in the Plan.

         2. All UNVESTED options shall expire upon any termination of Optionee's employment with or provision of services to the Company for any reason, whether voluntary or involuntary, or upon the death or disability of Optionee, as more fully described in the Plan.

         Subject to the terms hereof, all VESTED options (i.e., options for which the right to purchase has accrued) shall expire at the earliest of the following:

                  a. The earlier of the end of the Term of Option specified on the first page of this Agreement or ten (10) years from the Date of Option Grant specified on the first page of this Agreement;

                  b. If Optionee is or becomes an Employee, ninety (90) days after voluntary or involuntary termination of Optionee's employment other than termination as described in Paragraphs (e) or (f) below;

                  c. If Optionee is or becomes a Consultant, ninety (90) days after the earlier of (i) the date either the Company or Optionee notifies the other that the Company or the Optionee, as the case may be, is terminating the consultant relationship or (ii) the end of a period of one hundred twenty (120) days during which the Consultant has not performed any service for the Company, unless in either case, such termination is pursuant to events described in Paragraphs (e) or (f) below;

                  d. If Optionee is a Director, ninety (90) days after resignation or removal from the Board of the Company or other cessation of service as a director other than cessation of service as described in Paragraphs
(e) or (f) below;

                  e. Upon discharge of Optionee (removal from the Board, in the case of a Director) for "cause" as defined in any employment or consulting agreement between the Company and Optionee or, if there shall be no such employment or consulting agreement, for Cause, as defined in the Plan;

                  f. Twelve (12) months after Optionee's death or disability; or

                  g. In the event of a Change of Control Event or dissolution as described in the Plan. However, if the Change of Control Event or dissolution, as the case may be and as described in the Plan, is not finalized, all options which are terminated pursuant to this Subsection (g) shall be reinstated as described in the Plan.

         Optionee agrees that all vested and unvested options granted pursuant to this Stock Option shall expire in accordance with the provisions of this paragraph 2 following involuntary or voluntary termination of Optionee's employment with, engagement by or services to the Company, as applicable, for any reason. Optionee hereby waives the right to recover as damages any vested or unvested stock options which expire according to this paragraph 2. This waiver shall include, but not be limited to, damages related to any claims Optionee may have against the Company to which Optionee may be entitled by virtue of employment with the Company or the termination of Optionee's employment, such as claims arising under any federal, state or local law relating to employment rights and/or benefits and any other legal or equitable grounds.

         3. This Stock Option may be exercised at different times for portions of the total number of Option Shares for which the right to purchase shall have accrued and vested hereunder, provided that such portions are in multiples of ten (10) shares if the Optionee holds vested portions for ninety-nine (99) or fewer shares and otherwise in multiples of one hundred (100) shares.

         4. This Stock Option shall be adjusted for recapitalizations, stock splits, stock dividends and the like as described in the Plan.

         5. This is not an employment contract and while the benefits, if any, of this Stock Option may be an incident of the Optionee's employment with or provision of services to the Company, the terms and conditions of such employment or provision of services are otherwise wholly independent hereof.

         6. Neither this Stock Option nor any right under this Agreement is assignable and rights under this Agreement may be exercised only by the Optionee or a person to whom the rights under this Agreement shall pass by will or the laws of descent and distribution.

         7. The Optionee shall indicate Optionee's intention to exercise this Stock Option with respect to vested Option Shares by notifying the Company in writing of such intention in the form of the Notice of Exercise attached hereto as EXHIBIT A, indicating the number of Option Shares Optionee intends to purchase and, within ten (10) days thereafter, paying to the Company an amount sufficient to cover the total option price of such Option Shares together with the amount of federal, state and local income and FICA taxes required to be withheld by the Company, if any, as provided in the Plan. Payment of the Exercise Price Per Share specified on the first page of this Agreement shall be made in cash or in accordance with such procedures for a "cashless exercise" as may be established from time to time by the Company and the brokerage firm, if any, designated by the Company to facilitate exercises of Stock Options and sales of Option Shares under the Plan.

         8. If the Optionee, immediately prior to the grant of an Incentive Stock Option hereunder, owns stock in the Company representing more than ten percent (10%) of the voting power of all classes of stock of the Company, the Exercise Price Per Share specified on the first page of this Agreement for Incentive Stock Options granted hereunder shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Company's common stock on the Date of Option Grant specified on the first page of this Agreement and such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from said Date of Option Grant and notwithstanding any pricing or vesting terms hereof which appear at variance with the foregoing, all pricing and vesting terms hereof shall be deemed hereby to conform with the foregoing limitations. In lieu of the foregoing, the Optionee may elect to have a Stock Option that purports to be an Incentive Stock Option treated as a Non-Qualified Stock Option pursuant to the original terms of this Agreement.

         9. Notwithstanding the foregoing, no Stock Option shall be exercisable and rights under this Agreement are not enforceable, unless and until all requirements imposed by or pursuant to Section 2.18 of the Plan are satisfied.

         SECTION 2.18 OF THE PLAN DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THIS OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY OPTION SHARES TO THE OPTIONEE. AT THE PRESENT TIME THE PLAN IS NOT REGISTERED AND, ALTHOUGH SHARES MAY BE ISSUED UPON EXERCISE, THE SHARES SO ISSUED ARE NOT FREELY TRADABLE.

         THERE CAN BE NO ASSURANCE THAT THE EXEMPTION(S) ALLOWING ISSUANCE OF THE SHARES UPON EXERCISE WILL REMAIN AVAILABLE, NOR IS THERE ASSURANCE THAT ISSUED SHARES WILL BE REGISTERED OR THAT ONCE REGISTERED THE REGISTRATION WILL BE MAINTAINED. IF THE SHARES ARE NOT REGISTERED OR IF THE REGISTRATION IS NOT MAINTAINED, THE OPTIONEE WILL NOT BE ABLE TO TRADE SHARES OBTAINED UPON EXERCISE OF THIS STOCK OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO THE OPTIONEE PRIOR TO THE EXPIRATION OF THIS OPTION. AS A CONSEQUENCE OF THE FOREGOING, THE OPTIONEE MIGHT NOT HAVE AN OPPORTUNITY TO EXERCISE THIS OPTION

AND TO RECEIVE OPTION SHARES UPON SUCH EXERCISE AND, IF THE OPTIONEE IS ABLE TO EXERCISE THIS OPTION AND TO RECEIVE OPTION SHARES UPON SUCH EXERCISE, THE OPTIONEE MIGHT NOT HAVE THE OPPORTUNITY TO TRADE SUCH OPTION SHARES.

         10.      NO RIGHTS TO STOCK OPTIONS OR EMPLOYMENT; NO RESTRICTIONS

         Neither Optionee nor any other person shall have any claim or right to be granted a Stock Option under the Plan. Having received a Stock Option under the Plan shall not give Optionee any right to receive any other grant or option under the Plan. Optionee shall have no rights to or interest in any Option except as set forth herein, in the Plan, or in another Option specifically granted by the Company to Optionee. Neither this Option, the Plan, nor any action taken hereunder or under the Plan shall be construed as giving any Employee, Consultant or Director any right to be retained in the employ of, or be engaged as a Consultant to, or serve as a Director of, the Company, as the case may be, or otherwise in any way affect any right and power of the Company to terminate the employment or engagement of any Employee, Consultant or Director at any time with or without assigning a reason therefor. Nothing in the Plan restricts the Company's rights to adopt other option plans pertaining to any or all of the Employees, Consultants or Directors covered under the Plan or other Employees, Consultants or Directors not covered under the Plan.

         THIS AGREEMENT AND THE STOCK OPTION REPRESENTED HEREBY MAY BE AFFECTED, WITH REGARD TO BOTH VESTING SCHEDULE AND TERMINATION, BY LEAVES OF ABSENCE, A REDUCTION IN THE NUMBER OF HOURS WORKED, PARTIAL DISABILITY AND OTHER CHANGES IN OPTIONEE'S EMPLOYEE, CONSULTANT OR DIRECTOR STATUS, AS THE CASE MAY BE. THE COMPANY'S POLICIES IN SUCH MATTERS, IF ANY, SHALL BE CONTAINED IN THE PLAN GUIDELINES ADOPTED BY THE BOARD. THE PLAN GUIDELINES AND THE RULES, POLICIES AND REGULATIONS CONTAINED THEREIN MAY BE AMENDED AT ANY TIME AND FROM TIME TO TIME BY THE BOARD OF DIRECTORS OF THE COMPANY, OR THE COMMITTEE APPOINTED BY SUCH BOARD, IN ITS SOLE DISCRETION AND WITH OR WITHOUT NOTICE. OPTIONEE'S RIGHTS HEREUNDER OR UNDER THE PLAN AT ANY TIME SHALL BE GOVERNED BY THE PLAN GUIDELINES IN EFFECT AT THE TIME OF ANY CHANGE IN OPTIONEE'S STATUS AS CONTEMPLATED ABOVE.

         11. The Stock Option represented by this Agreement is granted pursuant to and is controlled by the Plan and by the Plan Guidelines, if any, as adopted by the Board and amended from time to time. Optionee, by execution hereof, acknowledges receipt of the Plan and the Plan Guidelines as they currently exist and acceptance of the terms and conditions of the Plan, the Plan Guidelines and of this Agreement.

         12. If any provision of this Agreement is held to be unenforceable for any reason, it shall be modified rather than voided, if possible, in order to achieve the intent of the parties to this option to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent.

                                    EXHIBIT A


                               NOTICE OF EXERCISE
                                       OF
                                  STOCK OPTION

TO:      BOOKTECH.COM, INC. (the "Company")

         The undersigned hereby exercises Stock Option No. _______, granted on __________, _____, by the Company pursuant to its 2000 Stock Option Plan, to purchase __________ Shares of Common Stock of the Company at a price of $________ per Share, for a total purchase price of $________.

         THE SHARES ARE BEING ACQUIRED BY THE UNDERSIGNED FOR INVESTMENT PURPOSES ONLY AND NOT WITH ANY PRESENT INTENTION TO TRANSFER OR DISTRIBUTE THE SAME.

         By this exercise, the undersigned agrees (i) to provide for the payment by the undersigned to the Company (in the manner designated by the Company) of the Company's withholding obligation, if any, relating to the exercise of the foregoing Stock Option and (ii) if this exercise relates to an Incentive Stock Option, to notify the Company in writing within fifteen (15) days after the date of any disposition of any of the Shares of Common Stock issued upon exercise of the foregoing Stock Option that occurs within two (2) years after the date of grant of such Stock Option or within one (1) year after such Shares of Common Stock are issued upon exercise of the foregoing Stock Option.

--------------------------------         ---------------------------------------
DATE                                     SIGNATURE

                                         ---------------------------------------
                                         PRINT NAME

                                      PROXY

                     FOR SPECIAL MEETING OF THE SHAREHOLDERS

                           EBONY & GOLD VENTURES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Joel Dumaresq (the "Proxy") with full power of substitution, as proxy to vote the shares which the undersigned is entitled to vote at the Special Meeting of the Company to be held at the offices of Preston Gates & Ellis LLP, 701 Fifth Avenue, Suite 5000, Seattle, Washington 98104, on Tuesday, March 7, 2000 at 10:00 a.m. and at any adjournments thereof.

/_/ FOR /_/ AGAINST /_/ ABSTAIN Proposal to amend the Company's Articles of Incorporation to change name to "booktech.com, inc."

/_/ FOR /_/ AGAINST /_/ ABSTAIN Proposal to amend the Company's Articles of Incorporation to create a class of preferred stock in such series and with such rights, privileges and preferences as the Board of Directors may determine from time to time.

/_/ FOR /_/ AGAINST /_/ ABSTAIN Proposal to amend the Company's Bylaws to increase the authorized number of directors on the Board of Directors to seven (7).

/_/ FOR /_/ AGAINST /_/ ABSTAIN Proposal to approve the adoption, by the Company's Board of Directors, of the Company's 2000 Stock Option Plan.


         This proxy when properly signed will be voted and will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                    ------------------------------
                                    Signature

                                    ------------------------------
                                    Signature, if held jointly

                                    Dated:                    , 2000
                                          -------------------

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.